Exhibit 10.2

Signature Copy

PLEDGE AND SECURITY AGREEMENT

This Pledge and Security Agreement (the “Pledge”) is made as of January 14, 2005, between Robert J. Mears, of Wellesley, Massachusetts (the “Borrower”) and RJ Mears, LLC, a Delaware limited liability company (the “Lender”).

RECITALS

A.          Borrower owns equity interests in the Lender, as set forth in that certain Second Amended and Restated Limited Liability Company Agreement dated as of November 21, 2003 (as it may be amended or restated from time to time, the “LLC Agreement”, and together with the certificate of formation of the Lender filed with the Secretary of State of the State of Delaware as it may be amended or restated from time to time, the “Constituent Documents”);

B.           Borrower and Lender are parties to that certain Loan Agreement of even date herewith (as amended or restated from time to time, the “Loan Agreement”) pursuant to which Lender has agreed to make a loan (the “Loan”) to Borrower, the proceeds of which will be used for the sole purpose of purchasing 15,000 Series D Preference Membership Interests in the Lender (the “Series D Interests”);

C.           The Obligations (as such term is defined below) of the Borrower with respect to the Loan are further evidenced by the secured promissory Note of the Borrower of even date in the original principal amount of $187,500 (the “Note”) and this Pledge (collectively with the Note and the Loan Agreement, the “Financing Documents”); and

D.          As a condition to the Loan, Borrower is hereby granting to Lender a pledge and security interest in the Series D Interests and the other Collateral described herein, to secure payment and performance of the Obligations.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Defined Terms. Capitalized terms used in this Pledge and not otherwise defined herein shall have the respective meanings ascribed to them in the Loan Agreement. The following terms, as used herein, have the meanings set forth below:

“Code” shall mean the Uniform Commercial Code as the same may from time to time be in effect in the Commonwealth of Massachusetts.

“Collateral” shall have the meaning set forth in Section 2(a).

“Event of Default” shall mean the occurrence of an Event of Default as such term is defined in the Note or any breach of the material obligations of the Borrower under any other Financing Document which is not cured to the reasonable satisfaction of the Lender within thirty (30) days following written notice thereof.

“Financing Documents” has the meaning set forth in Recital C.

“Loan” has the meaning set forth in Recital B.

“Obligations” means the payment and performance obligations of the Borrower to the Lender, as set forth in the Financing Documents.

“Pledge” shall have the meaning set forth in the first paragraph hereof.

“Series D Interests” means the Series D Preference Membership Interests of the Lender purchased by the Borrower with the proceeds of the Loan.

“Security Interests” means the security interests granted pursuant to Section 2 hereof.

2.	Grant of Pledge and Security Interest Rights to Collateral.

(a)       Borrower, as security for the prompt and complete payment and performance when due of the Obligations, hereby pledges and grants to Lender, for its benefit, a continuing pledge and security interest in all right, title and interest of Borrower in and to (i) the Series D Interests in the Lender now or hereafter owned by Borrower, (ii) all payments, distributions, cash and other property (including without limitation other securities of the Lender) from time to time received, receivable or otherwise distributed, in respect of, in exchange for or upon the conversion of the interests referred to in clause (i) above, (iii) all rights and privileges of Borrower with respect to the interests and other property referred to in clauses (i) and (ii) above, and (iv) all proceeds of any of the foregoing (collectively, the “Collateral”).

3.	Representations and Warranties. Borrower represents and warrants that:

(a)       Binding Obligation. This Pledge is the legally valid and binding obligation of Borrower, enforceable against him in accordance with its terms, except as enforcement may be limited by insolvency, death, or similar laws or equitable principles relating to or limiting creditor’s rights generally.

(b)       Ownership of Series D Interests. Except for the Security Interest granted by Borrower hereunder, the Borrower owns and hereafter will own his Series D Interests, free and clear of any lien, claim, encumbrance or rights of others, subject only to the provisions of the Constituent Documents and the provisions of applicable securities laws. No effective financing statement or other form of lien notice covering all or any part of or interest in the Collateral is on file in any recording office, except those in favor of Lender.

(c)       Perfection. Upon the execution and delivery of this Pledge the Borrower shall immediately deliver to the Lender any and all certificates evidencing the Series D Interests, endorsed in blank or with executed instruments of transfer attached in blank. The Lender shall hold such certificates subject to the terms of this Agreement. The Borrower further authorizes the Lender to file one or more financing statements with the Secretary of State of the Commonwealth of Massachusetts and any other filing office the Lender deems to be appropriate, naming Borrower as “debtor” and Lender as “secured party”. Based upon the foregoing, the Borrower agrees that the Lender shall have a valid, perfected and first priority security interest in the Collateral, securing the Obligations, and that all filings, registrations, recordings and other actions necessary or desirable to create, perfect and protect the Security Interest related to the Collateral have been duly taken, and the Security Interest is entitled to all of the rights, priorities and benefits afforded by the Code or other relevant law as enacted in any relevant jurisdiction which relates to perfected security interests.

(d)       Governmental Authorizations, Consents. No authorization, approval or other action by, and no notice to or filing with, any domestic or foreign governmental authority or regulatory body or consent of any other person or entity is required either (i) for the grant by Borrower of the Security Interest or for the execution, delivery or performance of this Pledge by Borrower or (ii) for the perfection of or the exercise by Lender of its rights and remedies hereunder.

(e)       Conflicting Laws and Contracts. Neither the execution and delivery by Borrower of this Pledge, the creation and perfection of the Security Interest nor compliance by Borrower with the terms and provisions hereof, will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on Borrower, the Constituent Documents, or the provisions of any indenture, instrument or agreement to which Lender, to the knowledge of Borrower or Borrower is a party or subject, or by or which Lender, to the knowledge of Borrower, Borrower or their properties, is bound, or conflict with or constitute a default thereunder.

(f)       Accurate Information. All information heretofore, herein or hereafter supplied to Lender by Borrower to the knowledge of Borrower with respect to the Collateral is accurate and complete in all respects.

4.	Further Assurances; Covenants.

(a)        Other Documents and Actions. Borrower will, from time to time, at his expense, promptly execute and deliver all further instruments and documents and take all further action that Lender may reasonably request, in order to create, perfect and protect any security interest granted or purported to be granted hereby or to enable Lender to exercise and enforce their rights and remedies hereunder with respect to the Collateral. Borrower also authorizes Lender to prepare and file initial financing statements and amendments to any outstanding financing statements or initial financing statements.

(b)        Protection of Collateral. Borrower will not do anything to impair the rights of Lender in the Collateral.

(c)        Taxes and Claims. Borrower will pay when due all property and other taxes, assessments and governmental charges imposed upon, and all claims against, the Collateral.

(d)        Collateral Information. Borrower will furnish to Lender, from time to time upon request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Lender may reasonably request, all in reasonable detail. Borrower will, promptly upon request, provide to Lender all information and evidence it may reasonably request Concerning the Collateral to enable Lender to enforce the provisions of this Pledge.

5.	Voting Rights, Distributions, etc.

(a)	(i) Borrower shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of the Series D Interests or any part thereof for any purpose consistent with the terms of this Pledge and the other Financing Documents, provided, however, that Borrower will not be entitled to exercise any such right if the result thereof could reasonably be expected to materially and adversely affect the rights and remedies of the Lender under the Financing Documents or the ability of the Lender to exercise the same.

(ii)       Lender shall execute and deliver to the Borrower, or cause to be executed and delivered to the Borrowers, any proxies, powers of attorney and other instruments as Borrower may reasonably request for the purpose of enabling Borrower to exercise the voting and/or consensual rights and powers he is entitled to exercise pursuant to subparagraph (i) above and to receive the cash distributions he is entitled to receive pursuant to subparagraph (iii) below.

(iii)      Subject to any other provisions of the Financing Documents with respect to mandatory prepayments of the Loan, Borrower shall be entitled to receive and retain any and all cash distributions paid in respect of such Series D Interests or any other component of the Collateral to the extent and only to the extent that such cash distributions are permitted by applicable laws., All noncash distributions made on or in respect of the Series D Interests or any other component of the Collateral, whether resulting from a subdivision, combination or reclassification of the outstanding interests of the issuer of any Series D Interests or received in exchange for the Series D Interests or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Collateral, and, if received by Borrower, shall not be commingled by Borrower with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of Lender and shall be forthwith delivered to Lender in the same form as so received (with any necessary endorsement) to be held by the Lender pursuant to the terms hereof.

(b)       Upon the occurrence and during the continuance of an Event of Default and the receipt of notice from Lender with respect to the rights set forth above, all rights of Borrower to distributions that Borrower is authorized to receive pursuant to Section 5(a)(iii) above shall cease, and all such rights shall thereupon become vested in Lender, which shall have the sole and exclusive right and authority to receive and retain such distributions. All distributions received by Borrower contrary to the provisions of this Section 5 shall be held in trust for the benefit of Lender, shall be segregated from other property or funds of Borrower and shall be forthwith delivered to Lender upon demand in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by Lender pursuant to the provisions of this Section 5(b) shall be retained by Lender in an account to be established by Lender upon receipt of such money or other property and shall be applied to the Obligations.

6.	Lender Appointed Attorney-in-Fact.

Borrower hereby irrevocably appoints Lender, effective upon the occurrence and during the continuance of an Event of Default, as Borrower’s attorney-in-fact, with full authority in the place and stead of Borrower and in the name of Borrower, with or without the signature of Borrower where permitted by law, from time to time in Lender’s discretion, to take any action and to execute any instrument that Lender may deem necessary or advisable to accomplish the purposes of this Pledge including, without limitation:

(a)       To sign and endorse any documents (including without limitation financing or continuation statements, and amendments thereto) necessary or advisable to create, perfect, protect and maintain the perfection and priority of the Security Interest;

(b)       To pay or discharge taxes or liens, levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Lender in its reasonable discretion, and such payments made by Lender due and payable immediately without demand and secured by the Security Interest;

(c)       To ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of such the Collateral;

(d)       To file any claims or take any action or institute any proceedings that Lender may deem necessary or desirable for the collection of the Collateral or otherwise to enforce the rights of Lender with respect to such Collateral, and

(e)       Subject to the provisions of the Constituent Documents and applicable securities laws, generally to sell, transfer, pledge, exercise any voting rights of Borrower under the Constituent Documents, make any agreement with respect to or otherwise deal with such the Collateral as fully and completely as though Lender were the absolute owner thereof for all purposes.

Neither Lender nor any person designated by Lender shall be liable for any acts or omissions or for any error of judgment or mistake of fact or law, unless it is determined by a judgment of a court of competent jurisdiction, final and not subject to review on appeal, that such action, omission, error or mistake constituted gross negligence or willful misconduct. This power, being coupled with an interest, is irrevocable so long as this Pledge shall remain in force.

7.	Transfers and Other Liens.

Borrower agrees that he shall not:

(a)       Sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to the Collateral or any portion thereof;

(b)       Create, incur or suffer to exist any lien, encumbrance claim or right of other upon or with respect to the Collateral to secure indebtedness of any person or entity, except for the Security Interest created by this Pledge; or

(c)       Authorize the filing of any initial financing statement naming Borrower as debtor covering all or any portion of the Pledged Interests, except initial financing statements and financing statements naming Lender as secured party.

8.	Remedies.

(a)       If any Event of Default shall have occurred and be continuing, Lender may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Code and also may without notice except as specified below, sell or otherwise dispose of the Collateral or any part thereof in one or more units at public or private sale, at any of the Lender's offices or elsewhere, at such time or times, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as Lender may deem commercially reasonable. Borrower agrees that, to the extent notice of sale shall be required by law, at least ten (10) days notice to Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. At any sale of any Collateral, if permitted by law, Lender may bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) for the purchase of the Collateral or any portion thereof for the account of Lender. Lender shall not be obligated to make any sale of any Collateral regardless of notice of sale having been given. Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the extent permitted by law, Borrower hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter enacted.

(b)       To the extent not prohibited by, and otherwise subject to the provisions of, the Code, upon the occurrence and continuance of an Event of Default, Lender shall have the right, but not the obligation, to retain and succeed to ownership of one hundred percent (100%) of the Collateral, including the Series D Interests.

(c)       Borrower acknowledges and agrees that a breach of any of the covenants contained in Sections 4(a), 4(d), 7 and 8 hereof will cause irreparable injury to Lender and that Lender has no adequate remedy at law in respect of such breaches and therefore agrees, without limiting the right of Lender to seek and obtain specific performance of other obligations of Borrower contained in this Pledge, that the covenants of the Borrower contained in the Sections referred to in this Section shall be specifically enforceable against Borrower.

9.	Limitation on Duty of Lender with Respect to Series D Interests.

Beyond the safe custody thereof, Lender shall have no duty with respect to the Collateral in its control (or in the control of any agent) or with respect to any income thereon or the preservation of rights against prior parties or any other rights pertaining thereto. Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its control if the Collateral are accorded treatment substantially equal to that which Lender accords its own property.

10.	Expenses.

Borrower agrees to pay any and all reasonable expenses of protecting, appraising, handling and maintaining the Collateral of Borrower, all reasonable costs, fees and expenses of perfecting and maintaining the Security Interest granted by Borrower, and any and all excise, property, sales and use taxes imposed by any state, federal or local authority on the Collateral of Borrower. If Borrower fails to promptly pay any portion of the above expenses when due or to perform any other obligation of Borrower under this Pledge, Lender may, at its option, but shall not be required to, pay or perform the same, and Borrower agrees to reimburse Lender therefor on demand. All sums so paid or incurred by Lender for any of the foregoing in respect of Borrower, any and all other sums for which Borrower may become liable hereunder and all costs and expenses (including reasonable attorneys' fees, legal expenses and court costs) incurred by Lender in enforcing or protecting the Security Interest granted by Borrower or any of Lender's rights or remedies under this Pledge in respect of Borrower shall be payable on demand, shall bear interest until paid at the default rate under the Loan Agreement, and shall be secured by the Collateral of Borrower.

11.	Termination of Security Interest, Release of Pledged Interests.

Upon the indefeasible payment in full in cash of all Obligations, all rights to the Collateral shall revert to Borrower. Upon such termination of the Security Interests or release of the Collateral, Lender will, at the expense of Borrower, execute and deliver to Borrower such documents as Borrower shall reasonably request to evidence the termination of the Security Interests or the release of the Collateral, as the case may be.

12.	Notices.

All notices given in connection herewith shall be sent to Lender or Borrower in the manner provided in the Loan Agreement.

13.	Waivers; APPLICABLE LAW.

None of the terms or provisions of this Pledge may be waived, altered, modified or amended except by an instrument in writing, duly executed by Borrower and the Lender. This Pledge and all obligations of the parties hereunder shall be binding upon the successors and assigns of Borrower and the Lender and shall, together with the rights and remedies of the Lender hereunder, inure to the benefit of Lender, its successors or assigns. THIS PLEDGE SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS WITHOUT REGARD TO ITS CONFLICT OF LAW PROVISIONS.

14.	Consent to Jurisdiction and Venue: Service of Process.

AS A MATERIAL INDUCEMENT FOR THE LENDER TO ENTER INTO THE FINANCING DOCUMENTS, BORROWER HEREBY IRREVOCABLY CONSENTS TO THE JURISDICTION AND VENUE OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS, THE FEDERAL DISTRICT COURT FOR THE DISTRICT OF MASSACHUSETTS AND FURTHER CONSENTS TO SERVICE OF PROCESS BY CERTIFIED OR REGISTERED MAIL OR SUCH OTHER METHOD AS MAY BE PROVIDED BY LAW.

15.	Severability.

The invalidity, illegality or unenforceability of any provision in or obligation under this Pledge shall not affect or impair the validity, legality or enforceability of the remaining provisions or obligations under this Pledge.

16.	Headings.

Section and subsection headings in this Pledge are included .herein for convenience of reference only and shall not constitute a part of this Pledge for any other purpose or be given any substantive effect.

17.	Counterparts.

This Pledge may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Pledge by signing any such counterpart.

IN WITNESS WHEREOF, Borrower and Lender have executed this Pledge as of the date first above written.

BORROWER	LENDER RJ MEARS, LLC

/s/ Robert J. Mears	By:	/s/ Frederick R. Jorgenson
Robert J. Mears	Frederick R. Jorgenson
Chief Executive Officer